SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2004

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street, Rockville, Maryland (Address of principal executive offices)	20852-4041 (Zip Code)

Registrant’s telephone number including area code: 301/998-8100

Item 7. Financial Statements and Exhibits.

(c) Exhibits

     The exhibits listed in the following index relate to an offering under the Registrant’s Registration Statement on Form S-3 (No. 333-100819), and each is filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 2, 2004, by and between the Registrant and Wachovia Capital Markets, LLC, as representative of the several underwriters named in Schedule I to the related pricing agreement

1.2	Pricing Agreement, dated April 2, 2004, by and between the Registrant and Wachovia Capital Markets, LLC, as representative of the several underwriters named in Schedule I thereto

4.1	Specimen common share certificate (previously filed as Exhibit 4(i) to the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 1-07533) and incorporated herein by reference)

5.1	Opinion of Shaw Pittman LLP relating to the legality of the common shares

8.1	Opinion of Shaw Pittman LLP relating to material tax matters relating to the Registrant

23.1	Consents of Shaw Pittman LLP (contained in the opinions filed as Exhibits 5.1 and 8.1 hereto)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: April 5, 2004	By:	/s/ Dawn M. Becker

Dawn M. Becker
Senior Vice President, General Counsel
and Secretary